UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2021

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	INCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective September 27, 2021, the Board of Directors of Incyte Corporation (the “Company”) increased the number of authorized members of the Board of Directors of the Company to nine and elected Otis W. Brawley, M.D., a member of the Board of Directors of the Company.

Dr. Brawley, age 62, has served as a Bloomberg Distinguished Professor of Oncology and Epidemiology at Johns Hopkins University since January 2019. From April 2007 to December 2018, Dr. Brawley served as the Chief Medical and Scientific Officer of the American Cancer Society. From January 2002 to August 2007, Dr. Brawley was director of the Georgia Cancer Center at Grady Memorial Hospital. From April 2001 to December 2018, Dr. Brawley served as professor of hematology, oncology, medicine and epidemiology at Emory University. Prior to joining Emory University, Dr. Brawley was an assistant director and senior investigator at the National Cancer Institute and an internist and oncologist at the National Institutes of Health Clinical Center and Bethesda Naval Hospital. Dr. Brawley is also a member of the boards of directors of Lyell Immunopharma, Inc. and PDS Biotechnology Corporation.

There is no arrangement or understanding between Dr. Brawley and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Dr. Brawley and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Dr. Brawley requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933.

As a non-employee member of the Board of Directors of the Company, Dr. Brawley will be entitled to receipt of the same cash and equity compensation paid by the Company to each of its non-employee directors, as described in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders filed on April 16, 2021 together with the Company’s Current Report on Form 8-K filed on May 27, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2021

INCYTE CORPORATION

By:	/s/ Elizabeth Feeney
Elizabeth Feeney
Vice President, Assistant General Counsel and
Assistant Corporate Secretary

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